Exhibit 23.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-109878 of PSB Holdings, Inc. on Form S-8 of our report dated June 6, 2013, appearing in this annual report on

Form 11-K of the Peoples State Bank Profit Sharing 401(k) Plan for the year ended December 31, 2012.

Wipfli LLP

Wausau, Wisconsin

June 21, 2013